SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

February 26, 2004

Dendreon Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30681	22-3203193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3005 First Avenue Seattle, Washington	98121
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (206) 256-4545

None

(Former name or former address, if change since last report)

The information in this report, including the exhibit, is provided under Item 12 of Form 8-K and, pursuant to General Instruction B.6 of Form 8-K, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Text of press release issued by Dendreon Corporation, dated February 26, 2004, titled “Dendreon Corporation Reports Fourth Quarter and Year End 2003 Financial Results & Corporate Highlights”

Item 12. Results of Operations and Financial Condition.

On February 26, 2004, Dendreon Corporation, a Delaware corporation (“Dendreon”) issued a press release regarding Dendreon’s financial results for its fourth fiscal quarter and its fiscal year ended December 31, 2003. The full text of Dendreon’s press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION

By:	/s/ MARTIN A. SIMONETTI
Martin A. Simonetti Chief Financial Officer, Senior Vice President, Finance and Treasurer

Date: March 3, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of press release issued by Dendreon Corporation, dated February 26, 2004, titled “Dendreon Corporation Reports Fourth Quarter and Year End 2003 Financial Results & Corporate Highlights”